UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2022

KeyCorp

(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
State or other jurisdiction of incorporation or organization:	Commission File Number	I.R.S. Employer Identification Number:

127 Public Square, Cleveland, Ohio	44114-1306
Address of principal executive offices:	Zip Code:

(216) 689-3000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modifications to Rights of Security Holders

On April 22, 2022, KeyCorp (the “Company”) filed a Certificate of Amendment to its Third Amended and Restated Articles of Incorporation, as amended (the “Amendment”) with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of its Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H, par value $1.00 per share and a liquidation preference of $1,000 per share (the “Preferred Stock”). A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

With respect to the payment of dividends and amounts upon the Company’s liquidation, the Preferred Stock will rank equally with all of the Company’s Parity Stock (as such term is defined in the Amendment) and senior to the Company’s common shares. Upon the Company’s voluntary or involuntary liquidation, dissolution or winding-up, holders of the Preferred Stock are entitled to receive out of the Company’s assets that are legally available for distribution to shareholders of the Company, before any distribution is made to holders of our common shares or other equity securities ranking junior to the Preferred Stock, a liquidation distribution in the amount of $1,000 per share, plus any declared and unpaid dividends, without regard to any undeclared dividends. Distribution will be made only to the extent the Company’s assets that are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any securities of the Company ranking senior to the Preferred Stock and pro rata as to any other shares of the Company’s capital stock ranking equally as to such distribution, if any.

On December 15, 2027 (the first reset date), or any dividend payment date thereafter, the Preferred Stock may be redeemed at the Company’s option, in whole or in part, at a redemption price equal to $1,000 per share (equivalent to $25 per Depositary Share (as such term is defined below)) plus any declared and unpaid dividends, without regard to any undeclared dividends.

The Company may also redeem the Preferred Stock at its option in whole, but not in part, at any time within 90 days after the occurrence of a “regulatory capital treatment event,” defined in the Amendment, at a redemption price equal to $1,000 per share (equivalent to $25 per Depositary Share) plus any declared and unpaid dividends, without regard to any undeclared dividends. Neither the holders of Preferred Stock nor holders of Depositary Shares will have the right to require the redemption or repurchase of the Preferred Stock and should have no expectation that the Company will redeem the Preferred Stock.

The foregoing is a summary and is not complete. The full terms of the Preferred Stock are set forth in the Amendment, filed as Exhibit 4.1 hereto and incorporated herein by reference. The terms of the depositary shares, each representing a 1/40th ownership interest in a share of the Preferred Stock (the “Depositary Shares”), are set forth in the Deposit Agreement, dated August 24, 2022, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, and the holders from time to time of the depositary receipts described therein (the “Deposit Agreement”). A copy of the Deposit Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 22, 2022, the Company filed the Amendment in order to amend its Third Amended and Restated Articles of Incorporation, as amended, for the purpose of establishing and fixing the rights and preferences of its Preferred Stock. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. Additionally, the information included or incorporated by reference in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

On August 24, 2022, the Company closed the sale of 24,000,000 Depositary Shares, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-239044) which was automatically effective on June 9, 2020 (the “Registration Statement”). The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated August 17, 2022, between the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., and RBC Capital Markets, LLC, as representatives of the underwriters identified in Schedule II thereto; (ii) Certificate of Amendment of the

Company filed August 22, 2022; (iii) form of certificate representing Preferred Stock; (iv) Deposit Agreement, dated as of August 24, 2022, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein; (v) form of Depositary Receipt; and (vi) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 17, 2022, between the Company and and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

4.1	Certificate of Amendment of the Company with respect to Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H, filed August 22, 2022.

4.2	Form of certificate representing Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H.

4.3	Deposit Agreement, dated as of August 24, 2022, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

By:	/s/ Carrie A. Benedict
Name:	Carrie A. Benedict
Title:	Assistant Secretary

Date: August 24, 2022